SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 19, 1996
                        (Date of earliest event reported)



                              Aeroflex Incorporated
                              ----------------------
                 (Exact name of registrant as specified in its charter)




   Delaware                      1-8037                    11-1974412
--------------------------------------------------------------------------
 (State or other               (Commission                (IRS Employer
 jurisdiction of               File Number)               Identification
 incorporation)                                               Number)




    35 South Service Road, Plainview, New York              11803
-----------------------------------------------------       ------
     (Address of principal executive offices)             (Zip Code)




Registrant's telephone number
including area code                              (516) 694-6700
                                                 --------------

     (Former name or former address, if changed since last report)

ITEM 2.   Acquisition or Disposition of Assets
          -------------------------------------

  1. (a) On February 13, 1996, the Registrant entered into an agreement to acquire all of the outstanding stock of MIC Technology Corporation, a Texas Corporation ("MIC") with its principal office located in North Andover, Massachusetts. The rights under this agreement were assigned to Aeroflex Acquisition Corp. ("Acquisition"), a subsidiary of the Registrant, which completed the transaction on March 19, 1996 by acquiring all of the outstanding stock of MIC and contemporaneously merged into MIC with MIC being the surviving corporation. Acquisition paid approximately $36,000,000 in cash and issued 300,000 shares of common stock and warrants to purchase 400,000 shares of common stock (at exercise prices ranging from $7.05 to $7.50 per share). The total consideration paid was approximately $37,000,000. The Registrant used available cash of $9,000,000 and borrowings under its new Revolving Credit and Term Loan Agreement with NatWest Bank, N.A. and Chemical Bank of $27,000,000. The
Agreement also provides for a contingent payment of $4,000,000 based upon certain operating results.

       (b) MIC's facilities were used by it in the manufacture of high frequency thin film circuits and interconnect products, and the Registrant will continue such operations under leases thereof.

ITEM 5.   Other Events
          -------------

  1. (a) Effective on March 19, 1996 the Registrant and its subsidiaries ("The Co-Borrowers") entered into the Third Amended and Restated Loan and Security Agreement ("the Agreement") with NatWest Bank, N.A. and Chemical Bank ("the Banks"). The Agreement provides for revolving credit loans up to $22,000,000, expiring on March 31, 1999 and term loans of $16,000,000 requiring quarterly re-payments of $900,000 beginning June 30, 1996 and final payment due on September 30, 2000 ("the Loans"). The Loans were made for the purpose of acquiring MIC Technology Corporation and for general working capital needs. The Co-Borrowers have pledged substantially all of their assets to the Banks under the Agreement.

ITEM 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------------------------


       (a) Financial Statements of business acquired.
           ------------------------------------------
           Since it is impractical to provide the required financial statements at this time, the Company will file the required financial statements on Form 8-K/A as soon as practicable, but not later than sixty days after the required filing date of this report.

       (b) Pro forma  financial  information.
           ----------------------------------
           Any required pro forma financial information also will be filed on Form 8-K/A within sixty days after the required filing date of this report.

       (c)  Exhibits.
            --------
             (2) Common Stock Purchase Agreement dated as of February 13, 1996 and closed on March 19, 1996 among Aeroflex Acquisition Corp. (as Assignee of the Registrant), MIC Technology Corporation and the Stockholders of MIC Technology Corporation.

            (10) Third Amended and Restated Loan and Security Agreement, effectively dated as of March 19, 1996 among Aeroflex Incorporated and its subsidiaries and NatWest Bank, N.A. and Chemical Bank.

                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Aeroflex Incorporated

                                          By: /s/ Michael Gorin
                                          -------------------------
                                          Michael Gorin
                                          President and Chief Financial Officer

Date:  March 22, 1996